UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number

811-24121

Powerlaw Corp.

(Exact Name of Registrant as Specified in Charter)

631 Folsom Street Ste. A & B

San Francisco, California, 94107-3850

(Address of Principal Executive Offices)

Michael Dinsdale

631 Folsom Street Ste. A & B

San Francisco, California, 94107-3850

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(707) 653-6892

With a copy to:

Steven B. Boehm, Esq.

Owen J. Pinkerton, Esq.

Krisztina Nadasdy, Esq.

Eversheds Sutherland (US) LLP

700 6th Street, NW

Washington, DC 20001

Tel: (202) 383-0100

Fax: (202) 637-3593

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2025 - March 31, 2026

Item 1. Reports to Stockholders.

Powerlaw Corp.

Semi-Annual Report

March 31, 2026

Disclaimer: This semi-annual shareholder report contains important information about Powerlaw Corp. for the period between October 1, 2025 and March 31, 2026. To request copies, contact us as info@pwrl.com.

Powerlaw Corp.

SHAREHOLDER LETTER

March 31, 2026 (Unaudited)

Dear Shareholders,

This semi-annual report covers the activity of Powerlaw Corp. (the “Fund”) for the period from October 1, 2025 through March 31, 2026. During this reporting period, the Fund deployed approximately $146.4 million across nine portfolio companies, including six new positions, and realized approximately $63.2 million of proceeds from full or partial dispositions from three portfolio companies at an aggregate realized multiple of approximately 2.0x. As of March 31, 2026, the Fund’s portfolio of investments, excluding cash and short-term investments, had an aggregate cost basis of approximately $333.8 million and an aggregate fair value of approximately $465.8 million, representing a multiple to cost of approximately 1.40x. The Fund’s net asset value per share increased from $9.58 at September 30, 2025 to $13.14 at March 31, 2026, an increase of approximately 37%.

According to the Q1 2026 PitchBook-NVCA Venture Monitor, the U.S. venture capital market set a record during the first quarter of 2026, with $267.2 billion in deal value and $347.3 billion in exit value, which were both the highest quarterly totals on record.1 Beneath those headline figures, however, the market remained extraordinarily concentrated. Approximately 75% of all global venture capital deal value during the first quarter of 2026 accrued to just five companies, OpenAI, Anthropic, xAI, Waymo, and Databricks, reflecting what PitchBook describes as a “winner-take-most” funding environment.1 Excluding those same five deals and their exits, deal value would have fallen 73.2% and exit value would have fallen 86.6%.1

Late-stage AI continued to drive the cycle. PitchBook reports that ten financings, each exceeding $1 billion, accounted for an aggregate of $71.5 billion in consumer AI funding during 2025, with later-stage and venture-growth rounds capturing nearly 95% of that amount.2 A robust pipeline of potential public offerings is forming behind these leaders. PitchBook estimates that potential IPOs by SpaceX, OpenAI, and Anthropic alone could generate as much as $2.5 trillion in exit value—more than all venture-backed IPOs from this century combined.1 Outside this small group of category leaders, distributions to investors remained constrained, sustaining elevated demand for secondary transactions and continuation vehicles as private markets continued to absorb a growing share of capital needs.

Portfolio Activity

During this reporting period, the Fund deployed capital directly into or in vehicles that provide exposure to the following new portfolio companies: Canva, Deel, Groq, Kalshi, Mercor, and Saronic. In addition, the Fund increased its existing positions in Databricks, OpenAI, and Payward (Kraken).

The Fund had several realizations during this reporting period. In the aggregate, the Fund realized proceeds of approximately $63.2 million against a cost basis of approximately $31.6 million, resulting in approximately $31.6 million of realized gain. Of these proceeds, approximately $30.2 million were received as cash distributions from Nvidia’s licensing transaction involving a portion of the Fund’s Groq position, which generated an approximate 1.93x multiple.3 The remaining proceeds reflect the disposition of two positions by the Fund. In the aggregate, those two dispositions generated approximately $33.0 million of proceeds against an aggregate cost basis of approximately $16.0 million, representing a combined realized multiple of approximately 2.07x.

Updates for the Pre-Reporting Period Portfolio4

OpenAI announced a recapitalization in October 2025 that restructured its for-profit operating company into OpenAI Group PBC, with the OpenAI Foundation retaining control and equity in the for-profit operating company valued at approximately $130 billion as of the restructuring.5 As of the recapitalization, current and former employees sold approximately $6.6 billion of stock at a $500 billion implied valuation.5 In March 2026, OpenAI confirmed an approximately $122 billion primary funding round at a post-money valuation of approximately $852 billion, with anchor commitments from Amazon, NVIDIA, and SoftBank.6 The Fund’s OpenAI position appreciated meaningfully during the period.

SpaceX completed an insider share sale at $421 per share in December 2025 implying an approximately $800 billion valuation, nearly double its July 2025 valuation of approximately $400 billion, and conducted a stock repurchase program of up to $2.56 billion.7 On April 1, 2026, SpaceX confidentially filed for an initial public offering targeting a valuation reportedly above $2 trillion.7 Starlink surpassed 10 million subscribers in February 2026, up from approximately 9 million at the end of 2025, and SpaceX’s Direct to Cell service was reported as operating across 22 countries with more than 6 million monthly customers.7

Stripe completed a tender offer at a $159 billion valuation in February 2026, a 49% increase from its September 2025 valuation of approximately $107 billion.8 Total payment volume on the Stripe platform reached $1.9 trillion in 2025, up 34% year-over-year, and Stripe’s revenue suite is on pace to reach a $1 billion annual run-rate in 2026.8

Powerlaw Corp.

SHAREHOLDER LETTER

March 31, 2026 (Continued) (Unaudited)

Payward (d/b/a Kraken) raised $800 million at a $20 billion valuation in November 2025, including a $200 million strategic investment from Citadel Securities, and on November 19, 2025 confidentially submitted a draft S-1 with the SEC.9 The company reported full-year 2025 adjusted revenue of $2.2 billion (up 33% year-over-year) and adjusted EBITDA of $531 million (up 26% year-over-year), with platform transaction volume of approximately $2.0 trillion.10

Databricks announced an oversubscribed Series L round in December 2025 at a $134 billion valuation, ultimately closing approximately $5 billion of equity financing and approximately $2 billion of additional debt capacity by February 2026.11 The company reported a $5.4 billion annualized revenue run-rate in its quarter ended January 2026, growing more than 65% year-over-year, with AI products surpassing a $1.4 billion run-rate.11

Colossal Biosciences announced the establishment of a biovault and preservation lab inside Dubai’s Museum of the Future for the storage of frozen tissue and biological samples from up to 10,000 species.12 The United Arab Emirates invested $60 million in the company in early 2026, bringing total funding raised by Colossal to approximately $615 million since inception.12

Perplexity raised $200 million at a $20 billion valuation in September 2025.13 The company reports more than 30 million monthly active users generating over 780 million monthly queries.13

Rippling reached approximately $1 billion in annualized revenue in early 2026, up from approximately $850 million at the end of 2025.14

Figma has been trading on the New York Stock Exchange since its initial public offering in July 2025. Following its IPO, Figma shares traded above the initial offering price before declining during the second half of 2025 and first quarter of 2026, closing at $21.14 on March 31, 2026.15 For full-year 2025, Figma reported revenue of $1.06 billion, up 41% year-over-year, with net dollar retention of 136%.15 The Fund’s Figma position is marked at the closing price as of the end of this reporting period.

New Investments During the Reporting Period

Kalshi raised $1 billion in a Series E round at an $11 billion valuation in December 2025, led by Paradigm with participation from Sequoia, Andreessen Horowitz, Meritech, IVP, ARK Invest, Anthos Capital, CapitalG, and Y Combinator.16 At the time of that round, the company reported weekly trading volumes exceeding $1 billion, up over 1,000% from 2024.16 Subsequent to the close of the reporting period, on May 7, 2026, Kalshi announced a $1 billion Series F round at a $22 billion post-money valuation, which was approximately double the Series E mark from five months earlier, led by Coatue with participation from Sequoia Capital, Andreessen Horowitz, IVP, Paradigm, Morgan Stanley, and ARK Invest.16 In connection with that announcement, Kalshi reported that institutional trading volume had increased approximately 800% over the prior six months, that annualized trading volume had more than tripled from $52 billion to $178 billion over the same period, and that annualized revenue exceeded $1.5 billion.16

Mercor raised $350 million in a Series C round at a $10 billion valuation in October 2025, led by Felicis with participation from Benchmark, General Catalyst, and Robinhood Ventures.17 The company reported approximately $450 million in annualized run-rate revenue at the time of the round, having grown from approximately $75 million in February 2025.17

Deel completed a $300 million Series E funding round at a $17.3 billion valuation in October 2025, co-led by new investor Ribbit Capital alongside existing backers Andreessen Horowitz and Coatue Management.18 In September 2025, Deel surpassed $1 billion in annualized recurring revenue and crossed $100 million in monthly revenue for the first time.18

Canva completed an employee share sale at a $42 billion valuation in August 2025, allowing eligible employees to sell up to $3 million of vested equity at $1,646.14 per share.19 At Web Summit Qatar in February 2026, Canva reported approximately $4 billion in annualized revenue growing approximately 35%, with 265 million monthly active users.20 Canva’s largest venture investor, Blackbird, has indicated to its limited partners that the company is preparing for a potential second-half 2026 initial public offering.

Groq entered a non-exclusive licensing agreement with NVIDIA in late December 2025 for its inference technology, structured to deliver approximately $17 billion in cash payments to Groq across three installments by the end of 2026.3 As part of this transaction, Groq distributed approximately $7.6 billion to shareholders in February 2026, equal to approximately $64 per share.3 The Fund received its pro-rata share of these proceeds on the disposed portion of its position. Groq continues to operate independently as an LPU cloud provider.

Saronic Technologies announced a $1.75 billion Series D funding round at a $9.25 billion valuation on March 31, 2026, led by Kleiner Perkins with participation from Advent International, Bessemer Venture Partners, DFJ Growth, and existing investors including Andreessen Horowitz and Franklin Templeton.21 The company secured a $392 million production contract with the U.S. Navy in 2025 and is using its capital to expand production of autonomous surface vessels and to develop Port Alpha, its planned next-generation shipyard.21

Powerlaw Corp.

SHAREHOLDER LETTER

March 31, 2026 (Continued) (Unaudited)

Subsequent Events

On May 20, 2026, Powerlaw Corp.’s registration statement was declared effective by the SEC. The Fund’s common stock began trading on Nasdaq under the ticker symbol “PWRL” on May 27, 2026, opening at $35.00 per share.

Since March 31, 2026, the Fund has also remained active on both the investment and disposition fronts. On the disposition side, the Fund sold $138.3 million of its OpenAI holdings. In addition, the Fund made follow-on investments in Deel and initiated new positions in Tether Holdings and VAST Data.

VAST Data closed its Series F financing at a $30 billion valuation in April 2026, representing a more than threefold increase from its $9.1 billion Series E valuation in late 2023. The round was led by Drive Capital, with Access Industries as co-lead, and included participation from existing investors Fidelity Management & Research Company, NEA, and NVIDIA.22 The company signed a $1.17 billion commercial agreement with CoreWeave in November 2025 to serve as the primary data platform for its GPU cloud, and projects reaching $600 million in annualized recurring revenue by 2026, having achieved $200 million in ARR as of January 2025.22

Tether Holdings is the issuer of USDT, the world’s largest stablecoin by circulation, with over $185 billion in USDT outstanding as of early 2026.23 The company processes more than $1 trillion in monthly on-chain transaction volume and reported approximately $10 billion in net profit in 2025, generated primarily from yields on the U.S. Treasuries and other assets held as reserves backing USDT.23 Tether has expanded beyond stablecoin issuance into AI, commodities, and energy infrastructure, and launched USAT, a U.S. dollar-backed stablecoin designed to operate within the federal stablecoin framework established by the GENIUS Act.23

Closing Remarks

Looking forward, the period ahead may include important liquidity events for several of the Fund’s largest positions, including possible initial public offerings by SpaceX, Databricks, and Canva. While the timing and outcome of any such events remain subject to market conditions and the discretion of company management, the level of operational execution and market positioning across the portfolio remains broadly consistent with the Fund’s original investment thesis.

Because substantially all of the Fund’s portfolio companies remain private and illiquid, their valuations may not reflect eventual public-market outcomes. Reported valuations also reflect, among other things, the structure of the Fund’s underlying interests, which include direct holdings, special purpose vehicles, and various contractual rights.

The effectiveness of the Fund’s registration statement and commencement of trading marked an important milestone in the Fund’s development and operational evolution. As a publicly traded company, the Fund remains committed to disciplined portfolio construction, transparency, and long-term shareholder alignment.

We are grateful for the continued confidence and support of our shareholders and look forward to keeping you informed of the Fund’s progress.

Sincerely,

Mike Dinsdale,

Chief Executive Officer

Powerlaw Corp.

[1]	PitchBook Data, Inc. and the National Venture Capital Association, “Q1 2026 PitchBook-NVCA Venture Monitor” (April 2026); see also PitchBook, “Q1 2026 IPO Outlook for US VC” (January 26, 2026)
[2]	PitchBook Data, Inc., “Q1 2026 Analyst Note: VC Investment in Consumer AI” (March 18, 2026)

Powerlaw Corp.

SHAREHOLDER LETTER

March 31, 2026 (Continued) (Unaudited)

[3]	Reuters and TechCrunch reporting on the Nvidia–Groq licensing transaction (December 2025); Sacra, “Groq revenue, valuation & funding” (accessed May 2026)
[4]	Includes unrealized investments in which the Fund has invested at least $2M, which represents a minimum of 0.6% of the total cost
[5]	Sacra, “OpenAI revenue, valuation & funding” (accessed May 2026)
[6]	Yahoo Finance (April 1, 2026); AI CERTs News, “OpenAI’s Record Funding Round Redefines AI Valuation Peak” (March 28, 2026)
[7]	Sacra, “SpaceX revenue, valuation & funding” (accessed May 2026); Spaceflight Now (January 2026); Wikipedia, “Starlink” (accessed May 2026)
[8]	TechCrunch, “Stripe’s valuation soars 74% to $159 billion” (February 24, 2026); Stripe Annual Letter (February 24, 2026)
[9]	CoinDesk (March 18, 2026); Sacra, “Kraken revenue, valuation & funding” (accessed May 2026)
[10]	Kraken Blog, “2025 full-year financial highlights” (February 3, 2026); CoinDesk (February 3, 2026)
[11]	Databricks press releases (December 16, 2025 and February 9, 2026)
[12]	CNN (February 4, 2026); Axios Dallas (February 18, 2026)
[13]	TechCrunch, “Perplexity reportedly raised $200M at $20B valuation” (September 11, 2025)
[14]	Sacra, “Rippling revenue, funding & news” (accessed May 2026)
[15]	IndexBox (March 19, 2026); Stock Analysis, “Figma (FIG) Stock Price & Overview” (accessed May 2026)
[16]	Kalshi press releases (December 2, 2025 and May 7, 2026); TechCrunch (May 7, 2026); Bloomberg (May 7, 2026)
[17]	Mercor blog (October 27, 2025); TechCrunch (October 27, 2025)
[18]	Deel press release (October 16, 2025); FinTech Magazine (October 17, 2025)
[19]	Fortune (August 22, 2025)
[20]	SaaStr, “Canva Crosses a Stunning $4B ARR, Growing 35%” (February 24, 2026)
[21]	CNBC (March 31, 2026); WorkBoat (April 2, 2026)
[22]	VAST Data press release (April 22, 2026); CNBC (April 22, 2026); Sacra, “VAST Data revenue, funding & news” (accessed May 2026)
[23]	CoinDesk (February 4, 2026); Blockworks (September 2025); PYMNTS (April 3, 2026)

Powerlaw Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

Shares/Principal/Units Amount	Security (Non-affiliated Investments)	Acquisition Date	Cost	Fair Value	% of Net Assets
Private Investments, at Fair Value(a)(b)(c)(d)
Common Stocks
Biotechnology and Genetic Engineering
1,339,584	Colossal Biosciences Inc. - Common Stock	8/18/2025	$19,999,989	$19,999,989	3.52%
Financial Technology
401,850	Stripe, Inc., Class B - Common Stock	5/7/2025	15,005,029	25,316,550	4.46%
TOTAL COMMON STOCKS (Cost $35,005,018)			35,005,018	45,316,539	7.98%
Forward Agreements(e)
Mobility Technology
4,000	Waymo LLC - Forward Agreement to purchase Class B Membership Units	5/19/2025	360,000	360,000	0.06%
TOTAL FORWARD AGREEMENTS (Cost $360,000)			360,000	360,000	0.06%
Preferred Stocks
Artificial Intelligence (AI)
35,140	Groq, Inc. - Series B-2 Preferred Stock	10/17/2025	1,178,187	2,248,955	0.40%
43,890	Groq, Inc. - Series C Preferred Stock	10/17/2025	1,471,318	2,808,965	0.49%
21,953	Groq, Inc. - Series D-3 Preferred Stock	10/9/2025	705,999	1,404,974	0.25%
			3,355,504	6,462,894	1.14%
Financial Technology
222,223	Payward, Inc. (d/b/a Kraken) - Series Seed Preferred Stock	8/5/2025	10,001,035	10,000,035	1.76%
Software
385,439	Deel, Inc. - Series E Preferred Stock	11/10/2025	14,999,975	14,999,975	2.64%
TOTAL PREFERRED STOCKS (Cost $28,356,514)			28,356,514	31,462,904	5.54%
Special Purpose Vehicle(f)
Artificial Intelligence (AI)
	Geronimo Ventures II, LLC – Investment Class 1 (economic exposure to OpenAI Group PBC)	7/11/2025	69,012,065	117,258,021	20.64%
	Geronimo Ventures II, LLC – Investment Class 2 (economic exposure to OpenAI Group PBC)	4/7/2025	5,375,940	9,065,148	1.60%
	Geronimo Ventures II, LLC – Investment Class 3 (economic exposure to OpenAI Group PBC)	9/10/2025	40,006,995	37,984,127	6.68%
			114,395,000	164,307,296	28.92%
	HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	9/12/2025	8,240,207	8,000,201	1.41%
			122,635,207	172,307,497	30.33%

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

Shares/Principal/Units Amount	Security (Non-affiliated Investments)	Acquisition Date	Cost	Fair Value	% of Net Assets
Artificial Intelligence (AI) and Aviation/Aerospace
	DWA Ventures, LLC (economic exposure to Mercor.io Corporation (d/b/a Mercor) and Space Exploration Technologies Corp.)	5/7/2025	$43,508,333	$73,758,410	12.98%
Aviation/Aerospace and Software
	Brantling Holdings, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	1/16/2025	15,986,537	28,296,506	4.98%
	ODMD, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	2/24/2025	18,566,233	44,555,535	7.84%
			34,552,770	72,852,041	12.82%
Defense Products
	Fletcher Ventures, LLC (economic exposure to Saronic Technologies, Inc.)	2/24/2026	5,233,300	4,915,000	0.87%
Financial Technology
	Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7/14/2025	16,240,041	15,106,163	2.66%
	Sethi Capital z4, LLC - Class 1A (economic exposure to Kalshi Inc.)	12/12/2025	7,749,750	7,519,610	1.32%
	Sethi Capital z4, LLC - Class 1C (economic exposure to Kalshi Inc.)	12/12/2025	7,749,750	7,519,450	1.32%
			31,739,541	30,145,223	5.30%
Financial Technology and Software
	Windom Ventures, LLC (economic exposure to Databricks, Inc. and Kalshi Inc.)	12/4/2025	13,390,269	16,829,151	2.96%
Software
	Horizon Strategic Partners, LP - Series Canva 1 (economic exposure to Canva, Inc.)	6/24/2025	6,782,818	6,574,654	1.16%
	PLRP Capital, LP - Investment Class 2 (economic exposure to People Center, Inc. (d/b/a Rippling))	8/13/2025	4,968,400	4,964,915	0.87%
	Sethi Capital z3, LLC (economic exposure to Deel, Inc.)	11/17/2025	5,225,000	4,989,483	0.88%
			16,976,218	16,529,052	2.91%
TOTAL SPECIAL PURPOSE VEHICLE (Cost $268,035,638)			268,035,638	387,336,374	68.17%
TOTAL PRIVATE INVESTMENTS, AT FAIR VALUE (Cost $331,757,170)			331,757,170	464,475,817	81.75%

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

Shares/Principal/Units Amount	Security (Non-affiliated Investments)	Acquisition Date	Cost	Fair Value	% of Net Assets
Public Investments, at Fair Value
Common Stocks(c)
Software
64,500	Figma, Inc., Class A(c)	4/14/2025	$2,064,000	$1,363,530	0.24%
TOTAL COMMON STOCKS (Cost $2,064,000)			2,064,000	1,363,530	0.24%
TOTAL PUBLIC INVESTMENTS, AT FAIR VALUE (Cost $2,064,000)			2,064,000	1,363,530	0.24%
Short Term Investments, at Fair Value
U.S. Treasury Obligations
Treasury Bills(g)
$41,000	May 14, 2026, 3.620%	11/13/2025	40,822	40,822	0.01%
44,243,000	May 28, 2026, 3.650%	12/3/2025	43,995,719	43,988,202	7.74%
6,331,000	August 27, 2026, 3.670%	3/3/2026	6,240,484	6,237,431	1.10%
44,133,000	September 3, 2026, 3.680%	3/6/2026	43,475,541	43,450,338	7.64%
			93,752,566	93,716,793	16.49%
TOTAL U.S. TREASURY OBLIGATIONS (Cost $93,752,566)			93,752,566	93,716,793	16.49%
Money Market Funds
2,893,743	First American Government Obligation, X Class, 3.589%(g)	3/24/2026	2,893,743	2,893,743	0.51%
TOTAL MONEY MARKET FUNDS (Cost $2,893,743)			2,893,743	2,893,743	0.51%
TOTAL SHORT TERM INVESTMENTS, AT FAIR VALUE (Cost $96,646,309)			96,646,309	96,610,536	17.00%
TOTAL INVESTMENTS (Cost $430,467,479)			$430,467,479	$562,449,883	98.99%
Other Assets in Excess of Liabilities				5,761,848	1.01%
NET ASSETS				$568,211,731	100.00%

(a)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of

March 31, 2026, these securities had an aggregate value of $464,475,817 or 81.75% of net assets.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets (see Note 2).
(c)	Non-income producing security.
(d)	Restricted securities as to resale (see Note 2).
(e)

Powerlaw Corp. advanced to the counterparties an amount equal to the negotiated purchase price of the counterparties’ portfolio company securities, but the closing of the purchase and transfer of such securities to Powerlaw Corp. will not close until any applicable transfer restrictions and lock-up provisions have expired.

(f)

These special purpose vehicles (“SPVs”) are private investment vehicles that (i) are formed to invest in a particular portfolio company and (ii) are exempt from registration under the Investment Company Act pursuant to Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. By making a direct investment in these SPVs, Powerlaw Corp. owns a direct ownership interest in these SPVs and an indirect ownership interest in the underlying portfolio company.

(g)	Rate disclosed is the annualized yield rate.

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

Investment Abbreviations:
LLC – Limited Liability Company
LP – Limited Partnership

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Continued) (Unaudited)

As of March 31, 2026, the Fund’s investments by geographic region are as follows:

Geography	Cost at March 31, 2026	Fair Value at March 31, 2026	Percentage of Net Assets
United States	$415,462,450	$537,133,333	94.53%
Ireland	15,005,029	25,316,550	4.46%
	$430,467,479	$562,449,883	98.99%

As of March 31, 2026, the Fund’s investments by industry are as follows:

Industry	Cost at March 31, 2026	Fair Value at March 31, 2026	Percentage of Net Assets
Artificial Intelligence (AI)	$125,990,711	$178,770,391	31.47%
Aviation/Aerospace and Software	34,552,770	72,852,041	12.82%
Treasury Bills	93,752,566	93,716,793	16.49%
Financial Technology	56,745,605	65,461,808	11.52%
Software	34,040,193	32,892,557	5.79%
Biotechnology and Genetic Engineering	19,999,989	19,999,989	3.52%
Artificial Intelligence (AI) and Aviation/Aerospace	43,508,333	73,758,410	12.98%
Financial Technology and Software	13,390,269	16,829,151	2.96%
Defense Products	5,233,300	4,915,000	0.87%
Money Market	2,893,743	2,893,743	0.51%
Mobility Technology	360,000	360,000	0.06%
	$430,467,479	$562,449,883	98.99%

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026 (Unaudited)

ASSETS:
Non-affiliated investments, at fair value (Cost $430,467,479)	$562,449,883
Receivable for investment securities sold	5,300,882
Dividend receivable	10,566
Deferring offering costs	1,097,213
Deferred loan origination fees	170,314
Prepaid expenses and other assets	44,056
Total Assets	569,072,914
LIABILITIES:
Advisor fees payable	293,623
Deferred offering costs payable	167,229
Professional fees payable	125,000
Fund administration fees payable	124,254
Directors' fees payable	60,000
Due to investments	44,333
Other payables and accrued expenses	46,744
Total Liabilities	861,183
NET ASSETS	$568,211,731
COMPOSITION OF NET ASSETS:
Common stock, $0.001 par value, 950,000,000 shares authorized 43,242,931 shares issued and outstanding	$43,243
Additional paid in capital	411,930,655
Distributable earnings	156,237,833
NET ASSETS	$568,211,731

Shares of common stock, $0.001 par value, 950,000,000 shares authorized 43,242,931 shares issued and outstanding	43,242,931
NET ASSET VALUE PER SHARE	$13.14

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENT OF OPERATIONS

For the six months ended March 31, 2026 (Unaudited)

INVESTMENT INCOME:
Dividend income - non affiliated investments	$41,609
Interest income - non affiliated investments	1,347,870
Total Investment Income	1,389,479
EXPENSES:
Marketing fees	993,510
Broken deal costs	750,000
Audit fees	688,038
Fund administration fees	564,789
Professional fees	311,812
Chief financial officer fees	293,728
Placement agent fees	275,907
Legal fees	188,112
Chief compliance officer fees	79,917
Directors' fees	60,000
Loan origination fees	55,739
Interest expense	8,493
Other expenses	60,112
Total Expenses	4,330,157
NET INVESTMENT LOSS BEFORE INCOME TAXES	(2,940,678)
Income tax expense	(360,715)
NET INVESTMENT LOSS AFTER INCOME TAXES	(3,301,393)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Non-affiliated investments	31,618,483
Net change in unrealized appreciation/depreciation on:
Non-affiliated investments	122,837,138
Tax benefit related to unrealized appreciation on investments	2,728,948
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	157,184,569
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,883,176

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2026 (Unaudited)
OPERATIONS:
Net investment loss after income taxes	$(3,301,393)
Net realized gain	31,618,483
Net change in unrealized appreciation/depreciation	125,566,086
Net Increase In Net Assets Resulting From Operations	153,883,176

FINANCING:
Syndication costs	(1,210)

Net increase in net assets applicable to common shareholders	153,881,966

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of Period	414,329,765
End of Period	$568,211,731

SHARES OF COMMON STOCK:
Beginning balance	518,914,712
Reduction of common shares resulting from 12:1 reverse stock split	(475,671,781)
Ending Balance	43,242,931

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Period January 15, 2025 (Commencement of Operations) through September 30, 2025

	Organizer Units	Advisor Units	Class A Units	Class B Units
PowerLaw10, LLC’s Members’ Equity, January 15, 2025	$–	$–	$–	$–
Capital contributions - cash	–	–	50,000,000	251,099,000
Capital contributions - grants (Note 6)	–	3,573,898	–	–
Syndication costs	–	–	(95,356)	(479,031)
Net investment loss	–	–	(417,864)	(2,098,806)
Net change in unrealized appreciation on investments	–	–	1,137,435	5,712,084
PowerLaw10, LLC’s Members’ Equity, September 5, 2025 Pre-conversion	–	3,573,898	50,624,215	254,233,247
Recognition of conversion of members’ equity to common stock	–	(3,573,898)	(50,624,215)	(254,233,247)
Net investment income	–	–	–	–
Net realized loss from investments	–	–	–	–
Net change in unrealized appreciation on investments	–	–	–	–
Total Increase In Net Assets	$–	$–	$–	$–
Transaction in units:
Issuance of units	19,142,756	27,462,116	50,000,000	251,099,000
PowerLaw10, LLC’s Units, September 5, 2025 Pre-conversion	19,142,756	27,462,116	50,000,000	251,099,000
Cancelation of units being converted into common stock	(19,142,756)	(27,462,116)	(50,000,000)	(251,099,000)
Recognition of conversion of units into common stock	–	–	–	–
Shares Outstanding, September 30, 2025	–	–	–	–

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

For the Period January 15, 2025 (Commencement of Operations) through September 30, 2025

	Class B Feeder Units	Common Stock	Additional Paid-in-Capital	Total Accumulated Earnings and Profits	Total
PowerLaw10, LLC’s Members’ Equity, January 15, 2025	$–	$–	$–	$–	$–
Capital contributions - cash	107,301,000	–	–	–	408,400,000
Capital contributions - grants (Note 6)	–	–	–	–	3,573,898
Syndication costs	(204,691)	–	–	–	(779,078)
Net investment loss	(896,852)	–	–	–	(3,413,522)
Net change in unrealized appreciation on investments	2,440,926	–	–	–	9,290,445
PowerLaw10, LLC’s Members’ Equity, September 5, 2025 Pre-conversion	108,640,383	–	–	–	417,071,743
Recognition of conversion of members’ equity to common stock	(108,640,383)	51,891	411,922,007	5,097,845	–
Net investment income	–	–	–	149,528	149,528
Net realized loss from investments	–	–	–	(17,379)	(17,379)
Net change in unrealized appreciation on investments	–	–	–	(2,874,127)	(2,874,127)
Total Increase In Net Assets	$–	$51,891	$411,922,007	$2,355,867	$414,329,765

Transaction in units:
Issuance of units	107,301,000	–	–	–	455,004,872
PowerLaw10, LLC’s Units, September 5, 2025 Pre-conversion	107,301,000	–	–	–	455,004,872
Cancelation of units being converted into common stock	(107,301,000)	–	–	–	(455,004,872)
Recognition of conversion of units into common stock	–	518,914,712	–	–	518,914,712
Shares Outstanding, September 30, 2025	–	518,914,712	–	–	518,914,712

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the six months ended March 31, 2026 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets applicable to common shareholders from operations	$153,883,176
Adjustments to reconcile net increase in net assets applicable to common shareholders from operations to net cash provided by operating activities:
Purchase of investment securities	(139,654,684)
Proceeds from sale of investment securities	63,220,022
Return of unused capital from special purpose vehicle	9,279,682
Discounts accreted/premiums amortized	(993,420)
Net realized gain on investment securities	(31,618,483)
Net change in unrealized appreciation/depreciation on investment securities	(122,837,138)
Net sales of short-term investment securities	6,408,199
(Increase)/Decrease in assets:
Receivable for investment securities sold	(5,300,882)
Dividend receivable	(10,566)
Interest receivable	88,439
Receivable for unsettled purchases	70,362,509
Prepaid expenses and other assets	2,128
Increase/(Decrease) in liabilities:
Advisory fees payable	265,317
Deferred offering costs payable	167,229
Professional fees payable	125,000
Fund administration fees payable	124,254
Directors’ fees payable	60,000
Due to investments	44,333
Payable for investment securities purchased	(18,400)
Deferred tax liabilities	(2,368,234)
Other payables and accrued expenses	(465,585)
Net Cash Provided By Operating Activities	762,896

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowing on line of credit	20,000,000
Repayment of line of credit	(20,000,000)
Deferred offering costs	(855,326)
Deferred loan origination fees	(170,314)
Syndication costs	(1,210)
Net Cash Used In Financing Activities	(1,026,850)

Net decrease in cash	(263,954)
Cash, Beginning Balance	263,954
Cash, Ending Balance	$–

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on leverage facility	$8,493

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Six Months Ended March 31, 2026 (Unaudited)(a)		For the Period September 5, 2025 (Post Conversion) through September 30, 2025(a)
PER SHARE OPERATING PERFORMANCE:
Net Asset Value - Beginning of Period	$9.58		$9.64

INCOME FROM OPERATIONS:
Net investment income/(loss)(b)	(0.08	)(c)	0.08	(d)
Net realized and unrealized gain/(loss) on investments	3.64	(e)	(0.14	)(f)
Total Increase/(Decrease) From Operations	3.56		(0.06)

Net Asset Value - End of Period	$13.14		$9.58

Total return - net asset value(g)(h)	36.88%		(0.66%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$568,212		$414,330
Operating expenses to average net assets	1.85	%(i)	1.49%
Tax expense/(benefit) to average net assets	0.15	%(i)	(0.09%)
Expenses after tax benefit	2.00	%(i)	1.40%
Net investment income/(loss) to average net assets	(1.41	%)(i)	0.53%
Portfolio turnover rate	36%		40%

(a)	Per share amounts have been restated on a retroactive basis to reflect the 1-for-12 reverse stock split effective December 23, 2025.
(b)	Calculated using average shares outstanding.
(c)	Net investment loss after income taxes includes an income tax expense of less than $0.01 per share.
(d)	Net investment income after income taxes includes a tax benefit of less than $0.01 per share.
(e)	Net change in unrealized appreciation on investments includes tax expenses related to unrealized appreciation on investments of $0.06 per share.
(f)	Includes deferred tax expense related to unrealized appreciation on investments of $(0.06) per share.
(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of fund shares. Total investment return calculated for a period less than one year is not annualized.

(h)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from the financial statements.

(i)	Annualized.

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

CONSOLIDATED FINANCIAL HIGHLIGHTS (CONTINUED)

For the Period January 15, 2025 (Commencement of Operations) through September 5, 2025

	Class A Units(a)		Class B Units(a)		Class B Feeder Units(a)
Net Asset Value - Beginning of Period	$–		$–		$–
Net asset value of contributions	1.00		1.00		1.00
Syndication costs	–		–		–
Net investment loss after income taxes	(0.01)		(0.01)		(0.01)
Net realized gain/(loss) on investments	–		–		–
Net change in unrealized appreciation on investments	0.02		0.02		0.02
Total Increase From Operations	0.01		0.01		0.01
Net Asset Value – September 5, 2025 Pre-conversion	$1.01		$1.01		$1.01

Recognition of conversion of members’ equity to common stock	(0.21)		(0.21)		(0.21)
Net Asset Value - End of Period	$0.80		$0.80		$0.80

IRR:
IRR, September 5, 2025 pre-conversion(b)	2.34%		10.71%		5.54%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$50,624		$254,233		$108,640
Operating expenses to average net assets	2.15	%(c)	9.24	%(c)	2.89	%(c)
Net investment loss to average net assets	(1.60	%)(c)	(6.87	%)(c)	(2.15	%)(c)

(a)

The Fund is required to disclose the financial highlights. Prior to the Fund converting to a Maryland corporation on September 5, 2025 the Fund’s financial highlights are for the common interest in PowerLaw10, LLC (i.e., the members’ interest - comprising of Class A Units, Class B Units, and Class B Feeder Units). These financial highlights consist of operating expenses and net investment loss ratios for the period from January 15, 2025 (commencement of operations) to September 5, 2025 and the Internal Rate of Return (IRR) commencement of operations of PowerLaw10, LLC, net of all fees and profit allocations to the Adviser through September 5, 2025. An individual investor’s ratio may vary from those ratios.

(b)	IRR was computed since commencement of operations based on the due date of capital contributions, outflows and PowerLaw10, LLC’s ending members’ equity as of September 5, 2025 pre-conversion.
(c)

Net investment loss is the members’ share of interest income and other income earned, net of expenses. Expenses include the members’ share of expenses. The ratios above are computed based upon the aggregate quarterly weighted average partners’ capital of PowerLaw10, LLC for the period from January 15, 2025 (commencement of operations) to September 5, 2025.

See Notes to Consolidated Financial Statements.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Unaudited)

NOTE 1 - ORGANIZATION

Powerlaw Corp. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on September 9, 2024 and commenced operations on January 15, 2025, as PowerLaw10, LLC, a Delaware limited liability company. Effective September 5, 2025 the Fund converted to a Maryland corporation and intends to be treated, and to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, beginning with taxable year ending September 30, 2026.

The Fund has applied to list its common stock on the Nasdaq Global Market (the “Exchange”) under the symbol PWRL. The listing of its shares must be approved by the Exchange prior to any trading of shares on the Exchange.

The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its investment objective by primarily investing in the equity and equity-linked securities of a concentrated portfolio of approximately 15 late-stage technology companies. Powerlaw Fund Adviser, LLC (formerly known as Akkadian CEF Manager, LLC) (the “Adviser”) serves as the Fund’s investment adviser and manages its investments subject to the supervision of the Fund’s Board of Directors.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies utilized by the Fund in the preparation of its consolidated financial statements. All amounts are presented in U.S. dollars. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund qualifies as an investment company and, accordingly, applies the accounting and reporting requirements prescribed under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

Principles of Consolidation – The Fund consolidates variable interest entities (VIEs) for which it is the primary beneficiary, generally as a result of having the power to direct the activities that most significantly affect the VIE’s economic performance and holding variable interests that convey to the Fund the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. The Fund consolidates entities that are not VIEs when it has a controlling financial interest as a result of majority voting control. The Fund is precluded from consolidating entities that are not investment companies when it is required to measure those entities at fair value in accordance with ASC Topic 946.

The accompanying consolidated financial statements include the accounts of the Fund and its wholly owned and controlled subsidiaries, PowerLaw10, LP a Delaware limited partnership, Syon Capital GQ, LP a Delaware limited partnership, Tarchia Ventures, LLC a Delaware limited liability company, Tivoli Holdings, LLC a Delaware limited liability company, and Verbal Ventures, LP a Delaware limited partnership, which are not VIEs. Consolidation of these subsidiaries is based on the voting interest model, as the Fund controls these subsidiaries through greater than 50% voting ownership. PowerLaw10, LP, Syon Capital GQ, LP, Tarchia Ventures, LLC , Tivoli Holdings, LLC, and Verbal Ventures, LP are investment companies established for the general purpose of executing specific investment transactions on behalf of the Fund. All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated financial statements. As of March 31, 2026, the Fund does not hold variable interests in any VIEs for which it is the primary beneficiary.

Use of Estimates– The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, and expenses. Actual results could differ from such estimates due to inherent uncertainty in the estimation process.

Calculation of Net Asset Value – The Fund, as a registered investment company, will calculate its net asset value (“NAV”) as of the close of each calendar month. NAV is calculated by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding. The initial NAV was calculated as of September 5, 2025, the date the Fund converted to a Maryland corporation.

Cash – The Fund considers its investments in Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing accounts to be cash. Cash is valued at face value. The Fund maintains cash balances, which at times may exceed federally insured limits. The Fund maintains these balances with major financial institutions.

Receivable for Unsettled Purchases– The Fund considers investments that were not fully consummated to be receivable for unsettled purchases on the consolidated statement of assets and liabilities.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Broken Deal Costs– The Fund considers costs incurred when a potential investment falls through, covering breakup fees to be broken deal costs on the consolidated statement of operations.

Investment Transactions and Income Recognition– Investment transactions are accounted for on a trade date basis. The Fund realizes gains or losses when securities, other than investments in special purpose vehicles, held by the Fund, are sold or distributed. Realized gains or losses are determined using the specific identification method. The Fund realizes gains or losses from investments in special purpose vehicles when realized gains or losses are recognized by the special purpose vehicles though a distribution to the Fund. The Fund also realizes losses on investments that are deemed worthless. Net change in unrealized appreciation or depreciation on investments represents the change between cost and fair value and is reported as a separate component in the consolidated statement of operations.

Income and Expenses– Interest income is recognized on an accrual basis as it is earned. Dividend income is recorded on the ex-dividend date. Expenses other than offering costs are recognized on an accrual basis as they are incurred.

At the discretion of the Adviser, upon exercise of the Fund’s call right, accrued interest income could be received in cash or added to the return threshold used to calculate any profit share that may be owed to the borrower by the Fund upon any future disposition of the shares purchased pursuant to the call right.

Segment Information– The Fund operates through a single operating and reporting segment. The Fund’s chief operating decision maker (“CODM”) is its President (Principal Executive Officer) Peter Smith. Mr. Smith reviews the financial information by way of the Fund’s portfolio composition (consolidated schedule of investments), total returns, expense ratios and changes in net assets (i.e. changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess performance versus the Fund’s comparative benchmarks to make resource allocation decisions for the Fund. The financial information is consistent with that presented within the Fund’s accompanying consolidated financial statements.

Valuation of Investments– The Fund records its investments at fair value. The Fund’s fair valuation framework incorporates the requirements of Rule 2a-5 under the 1940 Act together with the principles established in ASC Topic 820, Fair Value Measurement (“ASC 820”), issued by the FASB. Rule 2a-5 governs valuation practices for registered investment companies and clarifies the Board’s oversight responsibilities in the valuation process. Pursuant to Rule 2a-5, the Board has designated the Adviser as the “Valuation Designee” to perform fair value determinations.

In accordance with U.S. GAAP, fair value is defined as the price that would be received by selling an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. The Fund values certain portfolio investments at fair value using the market approach. Under the market approach, fair value is measured based on quoted market prices or other relevant information generated by market transactions involving identical or comparable assets. This approach is applied for investments that have observable market data and is considered the most reliable indicator of fair value when comparable transactions are available.

The Fund classifies these investments within Level 1, Level 2, or Level 3 of the fair value hierarchy, depending on the observability of the inputs used in the valuation. In accordance with U.S. GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The fair value hierarchy is categorized into three levels based on the inputs as follows:

These impacts are categorized as follows:

Level 1 –	Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund can access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment;

Level 2 –	Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable from independent sources, either directly or indirectly;

Level 3 –	Valuations based on inputs that are unobservable and that are significant to the overall fair value measurement.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy under which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Fund uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Investments include privately structured investment vehicles established for the purpose of investing in a specified portfolio company, which operate pursuant to exemptions from registration under the 1940 Act in reliance on Section 3(c)(1) or Section 3(c)(7) (collectively, “special purpose vehicles” or “SPVs”). Such investments are recognized on the closing date, defined as the date on which the Fund commits to purchase or dispose of the securities. The consolidated schedule of investments in these consolidated financial statements reflect the name of the SPV in which each investment was made, along with the primary economic exposure parenthetically.

The Fund’s investments in privately held securities consist of common and preferred stock, forward agreements to purchase membership units, SPVs, promissory notes and call right agreements. The transaction price, excluding transaction costs, is typically the Fund’s best estimate of fair value at inception. When evidence supports a change to the carrying value from the transaction price, adjustments are made to reflect expected exit values. Ongoing reviews are based on an assessment of each underlying investment, incorporating valuations that consider the financial condition and operating results of the private company, the price of subsequent rounds of financing, valuation metrics and performance multiples of comparable publicly traded companies and precedent merger and acquisition transactions (which closely mirror the investment’s business, scale, operating, and market acceptance), and the private company capital structure, among other factors.

The Fund’s investments in promissory notes are converted to equity securities through exercise of a call right agreement prior to their maturity date. Generally, the stated value of these notes approximates fair value. The Fund may consider other factors to estimate fair value, including proceeds that would be received in a liquidation analysis.

The Fund acquires forward agreements through secondary transactions, where it may lack a direct contractual relationship with the counterparty, as well as the ability to enforce rights against or obtain identifying or contact information for such counterparty. In these cases, the Fund does not hold a direct beneficial interest in the underlying securities of the portfolio company but must instead rely on a third party to collect, enforce, and settle rights relating thereto. There is no assurance that such third party will act effectively or successfully in fulfilling these responsibilities.

As a practical expedient, investments in SPVs are valued per the reported net asset value (NAV) as reported by the corresponding SPV’s managers. Adjustments to such NAV would be considered if (a) such NAV was not as of the applicable SPV’s measurement date; (b) it was probable that the applicable SPV would be sold at a value materially different from such NAV; or (c) it was determined in accordance with the Fund’s valuation procedures that the applicable investment company is not being reported at fair value. The Fund may invest in closed-end limited partnerships and limited liability companies with a finite life.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Income Taxes– The Fund intends to be treated, and to qualify annually, as a RIC for U.S. federal income tax purposes. In such capacity, the Fund generally is not subject to U.S. federal corporate income tax, provided it distributes all of its net taxable income and realized capital gains each taxable year.

The Fund has adopted a tax year ending September 30th.

The Fund did not elect RIC treatment prior to September 30, 2025, as it operated in a private capacity initially and was, therefore, ineligible to make the election for the period from January 15, 2025 (commencement of operations) through September 30, 2025. The Fund will first elect RIC status in its federal income tax return for the taxable year ending September 30, 2026. For the period from September 5, 2025 through September 30, 2025, the Fund was a corporation for U.S. federal income tax purposes.

Prior to converting to a Maryland corporation on September 5, 2025, the Fund was a partnership for U.S. federal income tax purposes. The Fund did not record a provision for U.S. federal, state, or local income taxes because the partners report their share of the partnership’s income or loss on their income tax returns. However, certain U.S. dividend and interest income may be subject to a maximum 30% withholding tax for limited partners that are foreign entities or foreign individuals. Further, certain non-U.S. dividend and interest income may be subject to a tax at prevailing treaty or standard withholding rates with the applicable country or local jurisdiction. The partnership files an income tax return in the U.S. federal jurisdiction and may file income tax returns in various U.S. states for 2025 and 2024. 2025 is the final tax year that the Fund will file these partnership tax returns.

The Fund accounts for income taxes under the liability method; under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax reporting bases of assets and liabilities and are measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Realization of deferred tax assets is dependent upon future earnings.

The Fund utilizes a two-step approach to recognize and measure uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon tax authority examination, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement.

Offering Costs – The Fund incurred costs in connection with listing on the Exchange and insert: in connection with filing its registration statement on Form N-2 with the U.S. Securities and Exchange Commission ("SEC"). $1,097,213 of costs were recorded as a deferred charge and will be charged to capital when the Fund is declared effective. There were $855,326 and $241,887 of deferred offering costs accrued during the six months ended March 31, 2026 and during the period from January 15, 2025 (commencement of operations) through September 30, 2025, respectively, recognized as deferred offering costs on the consolidated statement of assets and liabilities.

Syndication Costs– Syndication costs represent costs incurred in connection with the syndication of membership interests. These costs are reflected as a direct reduction of members’ equity. During the six months ended March 31, 2026 and during the period from January 15, 2025 (commencement of operations) through September 30, 2025, the Fund incurred $1,210 and $779,078 of syndication costs, respectively on the consolidated statement of changes in net assets.

Restricted Securities– Restricted securities are securities of privately held issuers that may only be resold pursuant to registration under applicable federal securities laws or through transactions exempt from such registration requirements. In certain instances, the issuer of restricted securities may agree, at its own expense, to register such securities for resale, either upon demand by the Fund or in connection with another registered offering.

Many restricted securities may nonetheless be resold in secondary market transactions conducted pursuant to available exemptions from registration. Restricted securities are valued either at prices provided by secondary market dealers or, where no such market quotations are available, at fair value determined in good faith in accordance with methodologies approved by the Adviser. As of the date of this report, there is no expected date for such restrictions to be removed from any of the Fund’s restricted securities.

Risks and Uncertainties– All investments are subject to certain risks. Changes in overall market movements, interest rates, or factors affecting a particular industry, can affect the ultimate value of the Fund’s investments. Investments are subject to a number of risks, including the risks that values will fluctuate as a result of changes in expectations for the economy and individual investors.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Liquidity and Valuation Risk – Liquidity risk is the risk that securities may be difficult or impossible to sell at the time the Adviser would like or at the price it believes the security is currently worth. Liquidity risk may be increased for certain Fund investments, including those investments in funds with gating provisions or other limitations on investor withdrawals and restricted or illiquid securities. Some SPVs in which the Fund invests may impose restrictions on when an investor may withdraw its investment or limit the amount an investor may withdraw. To the extent that the Adviser seeks to reduce or sell out of a Fund investment at a time or at an amount that is prohibited, the Fund may not have the liquidity necessary to participate in other investment opportunities or may need to sell other investments that it may not have otherwise sold.

A substantial portion of the Fund’s investments are illiquid, as determined by using the SEC standard applicable to registered investment companies (i.e., securities that cannot be disposed of by the Fund within seven calendar days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Investment of the Fund’s assets in illiquid and restricted securities may also restrict the Fund’s ability to take advantage of market opportunities.

Valuation risk is the risk that one or more of the securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult, in which case the Adviser’s judgment may play a greater role in the valuation process.

Concentration Risk – Many of the Fund’s investments will be in U.S. private companies in the technology sector and therefore will be particularly exposed to the risks attendant to investments in that sector. Investors generally have no assurance as to the degree of diversification of the Fund’s investments, either by geographic region, asset type or sector. Accordingly, a significant portion of the Fund’s investments may be made in relatively few geographic regions, asset types, security types or industry sectors. For example, as of March 31, 2026, approximately 31.47% of the Fund’s investment portfolio is invested in private technology companies in the artificial intelligence industry. Any such concentration of risk may increase losses suffered by the Fund, which could have a material adverse effect on the Fund’s overall financial condition.

General SPV Risks – The Fund may invest in portfolio companies indirectly through investing in SPVs. Investors should be aware that the use of SPVs introduces additional layers of structural complexity, and additional risks related to liquidity, transparency, and valuation may exist. The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. Investment in a multi-layer SPV introduces additional levels of expenses because the Fund must bear its pro-rata portion of the expenses of any intermediary vehicle and the primary SPV. The fees that the Fund pays to invest in an SPV may be higher than if the Fund invested in the underlying portfolio company directly. These acquired fund fees and expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. Investments in SPVs are generally illiquid, and SPVs in which the Fund invests are managed by external managers and therefore the Adviser will not have any control over the management of the SPV. The Fund will have no direct claims against any portfolio company held by an SPV. SPVs may have different terms and structures, which may present unique risks and a different economic experience or return profile than if the Fund were to hold interests in the underlying private companies directly. SPVs may also present valuation and transparency challenges. Because SPVs are managed by unaffiliated persons or entities, the Fund may have little to no transparency regarding the SPVs financial position or holdings. Information provided by the SPV may be minimal, and may not be provided in a timely manner.

Counterparty Risk – The Fund is exposed to counterparty risk from the potential failure of a holder of a portfolio company’s securities to perform in accordance with the agreed upon terms of the investment arrangement, including for the Fund’s investments in forwards, call rights, and loans. The maximum risk of loss from counterparty risk to the Fund is the fair value of the contracts. The Fund considers the effects of counterparty risk when determining the fair value of each investment.

Market Disruption and Geopolitical Risk - The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural, and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of Fund investments.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 3 - FAIR VALUE MEASUREMENTS

As of March 31, 2026, the Fund’s investments were categorized as follows in the fair value hierarchy, as described in Note 2:

Type(a)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$1,363,530	$–	$45,316,539	$46,680,069
Forward Agreements	–	–	360,000	360,000
Preferred Stocks	–	–	31,462,904	31,462,904
U.S. Treasury Obligations	–	93,716,793	–	93,716,793
Money Market Funds	2,893,743	–	–	2,893,743
Investments at value	$4,257,273	$93,716,793	$77,139,443	$175,113,509
Investments measured at value(b)				387,336,374
Total investments				$562,449,883

(a)	For detailed descriptions and other security classifications, see the accompanying consolidated Schedule of Investments.
(b)	In accordance with ASC 820, certain investments that were measured at NAV per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The Fund has made commitments to investments measured at NAV. As of March 31, 2026, the balance of unfunded commitments is zero.

The Fund assesses the levels of the investments at each measurement date, and transfers between levels are recognized on the last day of the reporting period in accordance with the Fund’s accounting policy regarding the recognition of transfers between levels of the fair value hierarchy. The following table presents changes in assets classified in Level 3 of the fair value hierarchy for the six months ended March 31, 2026 attributable to the following:

	Common Stock	SPVs	Forward Agreements	Preferred Stock	Promissory Notes	Call Right Agreements	Total
Balance as of September 30, 2025	$34,868,439	$14,004,310	$3,812,071	$10,000,035	$961,715	$1,500	$63,648,070
Purchase of investments	–	–	–	34,001,999	–	–	34,001,999
Sale proceeds	–	(11,881,138)	–	(30,155,585)	–	–	(42,036,723)
Net realized gain/(loss)	–	5,527,538	(3,624,674)	14,509,065	(961,715)	(32,160)	15,418,054
Net change in unrealized appreciation/ (depreciation) on investments	10,448,100	(7,650,710)	172,603	3,107,390	–	30,660	6,108,043
Transfer in/(out) of Level 3(a)	–	–	–	–	–	–	–
Balance as of March 31, 2026	$45,316,539	$–	$360,000	$31,462,904	$–	$–	$77,139,443
Net change in unrealized appreciation/ (depreciation) on investments still held at March 31, 2026	$10,448,100	$–	$–	$3,107,390	$–	$–	$13,555,490

(a)	During the six months ended March 31, 2026, there were no investment transfers in or out of level 3.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments classified as Level 3 of the fair value hierarchy as of March 31, 2026.

Type	Fair Value	Valuation Technique	Unobservable Input	Range of Inputs
Common Stocks	$25,316,550	Market Approach	Recent round of funding	N/A
	19,999,989	Market Approach	Recent transaction price	N/A
Forward Agreements	360,000	Market Approach	Recent transaction price	N/A
Preferred Stocks	31,462,904	Market Approach	Recent transaction price	N/A
	$77,139,443

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly higher or lower fair value measurement.

NOTE 4 - LINE OF CREDIT

The Fund has a senior secured credit agreement (the “Credit Agreement”) with Stifel Bank (the “Bank”) entered into on December 31, 2025, which will expire on December 31, 2027. Subject to the terms of the Credit Agreement, the Fund may borrow up to an aggregate amount of $20,000,000. Interest accrues on principal drawn under the credit line, which is payable on each loan maturity date. The interest rate is Prime Rate, as of the date of funding (6.75% at March 18, 2026) plus 1.00%. The Fund will pay a 0.25% commitment fee on the maturity date equal to the difference between the average commitment amount and the average daily balance of the principal borrowed. As of March 31, 2026, the Fund had $20,000,000 available to be borrowed, with no outstanding borrowings under the line of credit. The Fund is subject to certain financial and non-financial covenants as stated in the Credit Agreement.

During the six months ended March 31, 2026, the Fund accrued $178,365 of line of credit fees as deferred loan origination fees and $47,688 of loan origination fees of which $226,053 were closing fees and $0 were unused commitment fees. None of the line of credit fees were payable as of March 31, 2026. During the six months ended March 31, 2026, $55,739 of the fees were amortized as loan origination fees on the consolidated statement of operations and $170,314 remain accrued as deferred loan origination fees on the consolidated statement of assets and liabilities. During the six months ended March 31, 2026 the Fund accrued and paid $8,493 in interest expense.

NOTE 5 - RELATED PARTY TRANSACTIONS, INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, commencing upon the date that the registration statement is declared effective by the SEC, the Fund will pay the Adviser a management fee, payable quarterly, in the amount equal to 2.50% of the Fund’s average total assets (which excludes cash and cash equivalents, but includes assets financed using leverage) as of the end of the two most recently completed quarters. Prior to the date Powerlaw Corp.’s registration with the SEC becomes effective, the Adviser will not charge a management fee.

In connection with certain investments by the Fund, the Fund invests via SPVs that do not have a redemption notice period, and some of these SPVs charge fees. As of March 31, 2026, such fees were as follows:

Special Purpose Vehicle	Management Fees(a)	Incentive Fees(a)	Liquidity Restrictions
Brantling Holdings, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	$60,000	None	Note (b)
DWA Ventures, LLC (economic exposure to Mercor.io Corporation (d/b/a Mercor) and Space Exploration Technologies Corp.)	$100,000	None	Note (b)
Fifth Era Coinvestors, LLC (economic exposure to Payward, Inc. (d/b/a Kraken))	7.00%	None	Note (b)
Fletcher Ventures, LLC (economic exposure to Saronic Technologies, Inc.)	$20,000	None	Note (b)
Geronimo Ventures II, LLC (economic exposure to OpenAI Group PBC)	$100,000	None	Note (b)
HII Perplexity Series II, a Series of Hii Perplexity, LLC (economic exposure to Perplexity AI, Inc.)	0	None	Note (b)
Horizon Strategic Partners, LP - Series Canva 1 (economic exposure to Canva, Inc.)	6.33%	None	Note (b)
ODMD, LLC (economic exposure to Databricks, Inc. and Space Exploration Technologies Corp.)	$60,000	None	Note (b)
PLRP Capital, LP - Investment Class 2 (economic exposure to People Center, Inc. (d/b/a Rippling))	0	None	Note (b)
Sethi Capital z3, LLC (economic exposure to Deel, Inc.)	4.00%	None	Note (b)
Sethi Capital z4, LLC - Class 1A (economic exposure to Kalshi Inc.)	2.67%	None	Note (b)
Sethi Capital z4, LLC - Class 1C (economic exposure to Kalshi Inc.)	2.67%	None	Note (b)
Windom Ventures, LLC (economic exposure to Databricks, Inc. and Kalshi Inc.)	2.50%	None	Note (b)

(a)	The effects of management and incentive fees, if applicable, have been incorporated in the fair value of the SPVs. Each SPV’s management fee is either due upon purchase of the SPV, or the percentage above is accrued quarterly over a one- or two-year period.
(b)	These SPVs do not allow redemption of interests by the Fund.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Effective December 1, 2025, Paralel Technologies LLC serves as administrator to the Fund. Radeeza Services, LLC served as administrator to the Fund prior to December 1, 2025. Effective September 10, 2025 U.S. Bank National Association serves as the Fund’s custodian and effective October 7, 2025 Continental Stock Transfer Agent serves as the Fund’s transfer and dividend paying agent and registrar.

As of March 31, 2026, directors, officers and employees of the Adviser held ownership of 9.39% of the Fund’s outstanding shares.

The Adviser has made payments of the Fund’s expenses, and the Fund intends to reimburse the Adviser for these expenses. As of March 31, 2026, the reimbursable balance due to the Adviser is $228,765 as reported on the consolidated statements of assets and liabilities.

NOTE 6 - CAPITAL TRANSACTIONS

For the period January 15, 2025 (commencement of operations) through September 5, 2025, PowerLaw10, LLC received the following capital contributions to fund its investments and operating expenses and issued the corresponding units of membership interest. On September 5, 2025, PowerLaw10, LLC converted to a Maryland corporation (the “Conversion” and such corporation Powerlaw Corp.), such units of membership interests converted into the corresponding number of shares of common stock pursuant to the conversion ratios set forth in PowerLaw10, LLC’s Second Amended and Restated Operating Agreement, dated June 10, 2025 (the “Operating Agreement”). In addition, pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024, PowerLaw10, LLC was authorized to issue 25,000,000 Organizer Units and 15,000,000 Advisor Units. Pursuant to the Operating Agreement, upon the Conversion, the (a) 25,000,000 Organizer Units would have converted into 54,268,121 shares of common stock and (b) 15,000,000 Advisor Units would have converted into 15,303,750 shares of common stock, which would have resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units. However, prior to the Conversion and pursuant to the Operating Agreement, 5,857,244 of the Organizer Units were converted into 12,462,116 Advisor Units. As a result, immediately prior to the Conversion, PowerLaw10, LLC had 19,142,756 Organizer Units outstanding and 27,462,116 Advisor Units outstanding. Upon the Conversion, the (i) 19,142,756 Organizer Units converted into 41,553,672 shares of common stock and (ii) 27,462,116 Advisor Units converted into 28,018,199 shares of common stock, which resulted in an aggregate of 69,571,908 shares of common stock issued upon the conversion of the Organizer Units and Advisor Units.

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

Classes of Membership Interests	Capital Contributions	Number of Membership Interests	Conversion Ratio		Common Stock Shares
Class A Units	$50,000,000	50,000,000	1.2000	x	60,000,000
Class B Units	251,099,000	251,099,000	1.1040	x	277,213,296
Class B Feeder Units	107,301,000	107,301,000	1.0450	x	112,129,545
Advisor Units	–	27,462,116	1.02025	x	28,018,199
Organizer Units	–	19,142,756	2.1707	x	41,553,672
	$408,400,000	455,004,872			518,914,712

The Organizer Units and Advisor Units were issued pursuant to the PowerLaw10, LLC Equity Incentive Plan, dated September 9, 2024. The Fund applied ASC 718 Compensation-Stock Compensation to account for the Organizer Units and Advisor Units. No cash was paid in connection with the issuance of the Organizer Units and the Advisor Units. The Fund applied the weighted expected return method to estimate the fair value at grant date and at any modification date. Following the initial grants, two modifications occurred: (1) the conversion of Organizer Units to Advisor Units, described above, and (2) the conversion of Advisor Units at the Conversion date in excess of the stated Advisor Units conversion total per the Operating Agreement, which resulted in a value of $3,573,898, which is recorded in the consolidated statement of operations as professional fees and fund administration expense in the amount of $3,510,561 and $63,337, respectively. As of March 31, 2026, there is no recognized compensation expense related to the Organizer Units and Advisor Units.

Certain grants of Advisor Units, representing 17,623,778 Units, were accounted for under ASC 505 Equity, whereby the grants were accounted for at fair value utilizing a probability weighted expected return method. No expense was recorded for these grants.

PowerLaw10, LLC anticipates that the Conversion will be a treated as a tax-free contribution by PowerLaw10, LLC of its assets to Powerlaw Corp. pursuant to section 351 of the Internal Revenue Code of 1986, as amended.

On December 23, 2025, after obtaining the approval of stockholders, the board of directors approved and executed a reverse stock split whereby every twelve shares of common stock were changed into one share of common stock (the “Reverse Stock Split”). After the completion of the Reverse Stock Split, there were 43,242,931 shares of common stock outstanding.

All share and per-share amounts presented in these consolidated financial statements and the accompanying notes to the consolidated financial statements, including net asset value per share, earnings or losses per share, and financial highlights, have been retroactively adjusted to reflect the Reverse Stock Split for all periods presented.

The Reverse Stock Split did not affect the Fund's total assets or any shareholder's proportionate ownership interest in the Fund, except for minor adjustments resulting from fractional shares.

NOTE 7 - INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2026, were as follows:

Cost of Investments Purchased	$139,754,433
Proceeds from Investments Sold	$63,201,080

NOTE 8 - INCOME TAXES

For financial reporting purposes, income or (loss) before provision for income taxes, includes the following components for the six months ended March 31, 2026:

Income/(Loss) Before Income Taxes
Domestic	$(1,687,351)
Foreign	–
Total	$(1,687,351)

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

No income taxes were paid for the six months ended March 31, 2026.

The U.S. federal and California provision (benefit) for income taxes consists of the following for the six months ended March 31, 2026:

Current Tax Expense (Benefit)
U.S. federal	$–
U.S. state	–
Foreign	–
Total Current Tax Expense (Benefit)	$–

Deferred Tax Expense (Benefit)
U.S. federal	$(1,620,111)
U.S. state	(748,123)
Foreign	–
Total Deferred Tax Expense (Benefit)	$(2,368,234)

Total Income Tax Expense (Benefit)
U.S. federal	$(1,620,111)
U.S. state	(748,123)
Foreign	–
Total Income Tax Expense (Benefit)	$(2,368,234)

Income tax provision (benefit) related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pretax loss as follows for the six months ended March 31, 2026:

U.S. Federal Provision (Benefit)	Amount	Percent
At statutory rate	$—	0.00%
State income taxes, net of federal effect	—	0.00%
Nontaxable or nondeductible items	—	0.00%
Other
Change in tax status	(2,368,234)	140.35%
Total Income Tax Expense (Benefit)	$(2,368,234)	140.35%

As of October 1, 2025, the Fund intends to elect to be treated as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Company reversed its deferred tax liabilities and assets for the six months ended March 31, 2026, as the Fund is no longer subject to corporate income taxes after the change in entity status.

The Fund will be filing its initial and final corporate federal and state income tax returns for the period from September 5, 2025 (Conversion date) to September 30, 2025. The jurisdictions have varying statutes of limitations.

For the six months ending March 31, 2026, no interest or penalties were required to be recognized relating to unrecognized tax expenses or benefits.

The amount of net unrealized appreciation/depreciation and the cost of investment securities for tax purposes as of March 31, 2026 was as follows:

Cost of investments for income tax purposes	$430,467,479
Gross appreciation (excess of value over tax cost)	138,375,803
Gross depreciation (excess of tax cost over value)	(6,393,399)
Net unrealized appreciation	$131,982,404

Powerlaw Corp.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026 (Continued) (Unaudited)

NOTE 9 - INDEMNIFICATIONS

The Fund indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, however based on industry experience, the Fund expects the risk of loss due to these indemnifications to be remote.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund may be required to provide financial support in the form of investment commitments to certain SPVs as part of the conditions for entering into such investments. As of March 31, 2026, the Fund did not have any unfunded commitments and did not provide any financial support.

The Fund is not currently subject to any material legal proceedings, and to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

NOTE 11 - SUBSEQUENT EVENTS

The Fund filed a registration statement with the SEC (the “Registration Statement”) to register for resale shares of the Fund under the Securities Act on September 17, 2025, as amended on December 23, 2025, February 10, 2026, March 25, 2026, and May 20, 2026. The Registration Statement was declared effective on May 20, 2026. The Fund's shares of common stock began trading on the NASDAQ Global Market on May 27, 2026.

The Fund entered into the first amendment to the Credit Agreement (“First Amendment”) on April 24, 2026. See Note 4. Subject to the terms of the First Amendment, the Fund may borrow up to an aggregate amount of $50,000,000.

Management has evaluated subsequent events through the date these consolidated financial statements were issued and has determined that there were no subsequent events to report through the issuance of these consolidated financial statements except as noted above.

Powerlaw Corp.

ADDITIONAL INFORMATION

March 31, 2026 (Unaudited)

Statement Regarding Availability of Monthly NAV

On a monthly basis the Fund will publish its NAV per share, within 10 business days of the end of the month, on its website www. pwrl.com.

Statement Regarding Availability of Quarterly Portfolio Schedule

On a quarterly basis the Fund will provide updated information regarding its current portfolio, including information regarding the Fund’s underlying Portfolio Company holdings on an aggregate basis as a percentage of the Fund’s net assets. Such information will be available within 60 days of the end of each quarter on the Fund’s website at www.pwrl.com.

Availability of Portfolio Holdings Information

The Fund will file its complete schedule of portfolio holdings with the SEC, including reports on Form N-PORT, regarding its portfolio holdings for the first and third quarters of each fiscal year The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (707) 653-6892 or sending an email to info@pwrl.com; and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (707) 653-6892 or sending an email to info@pwrl.com; and (2) on the SEC’s website at http://www.sec.gov.

Results of Stockholder Meeting

A special meeting of stockholders was held on December 23, 2025. Stockholders voted on approval of a reverse stock split of the Fund’s common stock, par value $0.001 per share, at a ratio of one-for-twelve. With regards to the reverse stock split by the stockholders of the Fund:

Number of Shares in Favor	Number of Shares Against	Number of Shares Abstaining
427,821,982	600,000	2,981,885

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Shareholders filed under Item 1(a) of this report.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not Applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4)	None.

(a)(5)	Not applicable.

(b)	Certifications as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

POWERLAW CORP.

By:	(Signature and Title)	/s/ Peter Smith
Peter Smith (Principal Executive Officer)
Date:	June 8, 2026	President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)	/s/ Peter Smith
Peter Smith (Principal Executive Officer)
Date:	June 8, 2026	President

By:	(Signature and Title)	/s/ Tracy Hogan
Tracy Hogan (Principal Financial Officer)
Date:	June 8, 2026	Treasurer and Chief Financial Officer